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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 March 21, 1998
                       -----------------------------------

                                  PHYCOR, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Tennessee                    0-19786                 62-13344801
      --------------              ---------------          ---------------
     (State or Other             (Commission File         (I.R.S. Employer
     Jurisdiction of                 Number)               Identification
      Incorporation)                                           Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 8 pages



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ITEM 5.    OTHER EVENTS.

     In connection with the pending mergers of wholly-owned subsidiaries of PhyCor, Inc., a Tennessee corporation (the "Company"), with CareWise, Inc. and First Physician Care, Inc., and the acquisition of certain multi-specialty clinics, the Company plans to offer shares of the Company's Common Stock, no par value per share. In order to comply with the disclosure requirements of the Securities and Exchange Commission regarding the financial statements of businesses acquired or to be acquired, the Company is filing this Current Report containing pro forma financial statements.




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               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following unaudited Pro Forma Combined Balance Sheet as of September 30, 1997 and the related Pro Forma Combined Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to all acquisitions completed by PhyCor in 1996 and 1997 and the pending acquisition by PhyCor of two clinics and the pending mergers with CareWise, Inc. ("CareWise") and First Physicians Care, Inc. ("FPC") as if such transactions had been completed, with respect to the statements of operations, at the beginning of each of the periods presented, and, with respect to the balance sheet, as of September 30, 1997. The clinic acquisitions were or will be accounted for as purchases. The pending mergers with CareWise and FPC will be accounted for as a pooling-of-interests.

     The unaudited Pro Forma Combined Financial Information does not purport to present the financial position or results of operations of PhyCor had the mergers or the acquisitions taken place on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The information presented does not include certain cost savings that management believes may be realized following the mergers, currently estimated to total approximately $4.5 million annually. These savings are expected to be realized primarily through the elimination of duplicative corporate overhead and other expected synergies. There can be no assurance as to the amount of cost savings, if any, that may be realized as a result of the mergers.

     The unaudited Pro Forma Combined Financial Information should be read in conjunction with the separate historical financial statements of PhyCor, CareWise and FPC and notes thereto contained, or incorporated by reference, in the Registration Statement on Form S-4 (File No. 333-45017) filed with the Securities and Exchange Commission (the "Commission") in connection with the CareWise merger and the Registration Statement on Form S-4 (File No. 333-45209) filed with the Commission in connection with the FPC merger.

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                         PHYCOR, INC. AND SUBSIDIARIES

                        PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                      OTHER COMPLETED AND
                                                     PENDING TRANSACTIONS
                                                   -------------------------
                                                     ASSETS
                                                    ACQUIRED     EFFECTS OF
                                                       AND       ACQUISITION                              PRO FORMA
                                        PHYCOR     LIABILITIES   AND RELATED   PRO FORMA     CAREWISE      COMBINED
                                      HISTORICAL     ASSUMED     FINANCINGS    SUBTOTALS    HISTORICAL      TOTALS
                                      ----------   -----------   -----------   ----------   -----------   ----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Current assets:
  Cash and cash equivalents.........  $   37,534     $ 3,993       $    --     $   41,527     $ 6,478     $   48,005
  Accounts receivable, net..........     373,315      33,049            --        406,364       1,223        407,587
  Other current assets..............      68,012       4,785            --         72,797       1,271         74,068
                                      ----------     -------       -------     ----------     -------     ----------
         Total current assets.......     478,861      41,827            --        520,688       8,972        529,660
                                      ----------     -------       -------     ----------     -------     ----------
Property and equipment, net.........     217,992      19,345            --        237,337       2,189        239,526
Intangible assets...................     772,858      14,651        72,528        860,037          --        860,037
Other assets........................      32,299       2,187            --         34,486          56         34,542
                                      ----------     -------       -------     ----------     -------     ----------
         Total assets...............  $1,502,010     $78,010       $72,528     $1,652,548     $11,217     $1,663,765
                                      ==========     =======       =======     ==========     =======     ==========

Current liabilities:
  Current installments of long-term
    debt............................  $    4,630     $ 3,125       $    --     $    7,755     $   562     $    8,317
  Accounts payable..................      34,084       7,929            --         42,013         383         42,396
  Other current liabilities.........     204,986      13,009        10,000        227,995       4,280        232,275
                                      ----------     -------       -------     ----------     -------     ----------
         Total current
           liabilities..............     243,700      24,063        10,000        277,763       5,225        282,988
                                      ----------     -------       -------     ----------     -------     ----------
Long-term debt, excluding current
  installments......................     141,122      21,297        36,891        199,310          --        199,310
Other long-term liabilities.........     102,444       1,833        35,619        139,896         729        140,625
Convertible subordinated notes
  payable to physician groups.......      70,481          --         1,749         72,230          --         72,230
Convertible subordinated
  debentures........................     200,000          --            --        200,000          --        200,000
                                      ----------     -------       -------     ----------     -------     ----------
         Total liabilities..........     757,747      47,193        84,259        889,199       5,954        895,153
Shareholders' equity................     744,263      18,961           125        763,349       5,263        768,612
                                      ----------     -------       -------     ----------     -------     ----------
         Total liabilities and
           shareholders' equity.....  $1,502,010     $66,154       $84,384     $1,652,548     $11,217     $1,663,765
                                      ==========     =======       =======     ==========     =======     ==========

           See accompanying notes to pro forma financial information.

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                         PHYCOR, INC. AND SUBSIDIARIES

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                           1997 AND      PRO FORMA                  PRO FORMA
                                              PHYCOR        PENDING       COMBINED     CAREWISE      COMBINED
                                            HISTORICAL   TRANSACTIONS    SUBTOTALS    HISTORICAL      TOTALS
                                            ----------   -------------   ----------   -----------   ----------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue...............................  $  802,297     $210,368      $1,012,665     $10,715     $1,023,380
Direct clinic expenses....................     576,480      171,022         747,502          --        747,502
Non-clinic goods and services.............          --           --              --       7,481          7,481
General corporate expenses................      19,768        3,439          23,207       3,722         26,929
Rents and lease expense...................      71,376       14,098          85,474          --         85,474
Depreciation and amortization.............      44,618        9,626          54,244          --         54,244
                                            ----------     --------      ----------     -------     ----------
  Net operating expenses..................     712,242      198,185         910,427      11,203        921,630
                                            ----------     --------      ----------     -------     ----------
  Earnings from operations................      90,055       12,183         102,238        (488)       101,750
Interest expense, net.....................      14,334        4,306          18,640         (81)        18,559
Minority interest in earnings of
  consolidated partnerships...............       8,739           --           8,739          --          8,739
                                            ----------     --------      ----------     -------     ----------
  Earnings (loss) before income taxes.....      66,982        7,877          74,859        (407)        74,452
Income tax expense........................      25,929        3,049          28,978          --         28,978
                                            ----------     --------      ----------     -------     ----------
  Net earnings (loss).....................  $   41,053     $  4,828      $   45,881     $  (407)        45,474
                                            ==========     ========      ==========     =======     ==========
Earnings (loss) per common share..........  $     0.61                   $     0.65     $ (0.15)    $     0.62
                                            ==========                   ==========     =======     ==========
Weighted average number of shares and
  share equivalents outstanding...........      66,853                       70,125       2,668         72,793
                                            ==========                   ==========     =======     ==========

           See accompanying notes to pro forma financial information.

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                         PHYCOR, INC. AND SUBSIDIARIES

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                              1996 AND
                                                              1997 AND     PRO FORMA                  PRO FORMA
                                                 PHYCOR       PENDING       COMBINED     CAREWISE      COMBINED
                                               HISTORICAL   TRANSACTIONS   SUBTOTALS    HISTORICAL      TOTALS
                                               ----------   ------------   ----------   -----------   ----------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue..................................  $  766,325     $436,100     $1,202,425     $ 9,175     $1,211,600
Direct clinic expenses.......................     557,719      336,377        894,096          --        894,096
Non-clinic goods and services................          --           --             --       7,265          7,265
General corporate expenses...................      21,115        5,095         26,210       5,387         31,597
Rents and lease expense......................      65,577       39,325        104,902          --        104,902
Depreciation and amortization................      40,182       20,914         61,096          --         61,096
                                               ----------     --------     ----------     -------     ----------
  Net operating expenses.....................     684,593      401,711      1,086,304      12,652      1,098,956
                                               ----------     --------     ----------     -------     ----------
  Earnings (loss) from operations............      81,732       34,389        116,121      (3,477)       112,644
Interest expense, net........................      12,114       16,104         28,218         417         28,635
Minority interest in earnings of consolidated
  partnerships...............................      10,463           --         10,463          --         10,463
                                               ----------     --------     ----------     -------     ----------
  Earnings (loss) before income taxes........      59,155       18,285         77,440      (3,894)        73,546
Income tax expense...........................      22,775        7,039         29,814          --         29,814
                                               ----------     --------     ----------     -------     ----------
  Net earnings (loss)........................  $   36,380     $ 11,246     $   47,626     $(3,894)    $   43,732
                                               ==========     ========     ==========     =======     ==========
Earnings (loss) per common share.............  $     0.60                  $      .75     $ (1.50)    $     0.66
                                               ==========                  ==========     =======     ==========
Weighted average number of shares and share
  equivalents outstanding....................      61,096                      63,520       2,590         66,110
                                               ==========                  ==========     =======     ==========

           See accompanying notes to pro forma financial information.

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          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The unaudited Pro Forma Combined Financial Information does not purport to present the financial position or results of operations of PhyCor had the mergers or the acquisitions taken place on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited Pro Forma Combined Financial Information has been prepared under the assumptions set forth in the following notes.

     During 1996, PhyCor acquired certain assets of 13 multi-specialty clinics, an IPA management company and certain assets of an associated IPA. During the nine months ended September 30, 1997, PhyCor affiliated with seven multi-specialty clinics and completed its merger with Straub Clinic & Hospital, Incorporated. Since September 30, 1997, PhyCor has acquired certain assets of four multi-specialty clinics and has reached agreements in principle to merge with CareWise and FPC and to acquire two additional clinics.

PRO FORMA COMBINED BALANCE SHEET

     The adjustments reflected in the Pro Forma Combined Balance Sheet are to reflect the value of assets acquired and liabilities assumed in connection with PhyCor transactions completed after September 30, 1997, and other pending acquisitions by PhyCor. The adjustments reflect the effects of related borrowings, the issuance of PhyCor Common Stock and subordinated convertible notes, and the recording of the intangible assets acquired.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     Certain amounts in the historical columns have been combined and reclassified in order to conform to the PhyCor presentation. Nonrecurring expenses expected to be incurred in connection with the pending mergers are not included in the Pro Forma Combined Statements of Operations. The amount of such expenses cannot yet be determined but is expected to be typical in relation to the size of the pending mergers.

     Interest on acquisition-related borrowings was calculated at an annual rate of 6.5%. Intangible assets representing PhyCor's cost of obtaining clinic service agreements are amortized over a period of 40 years. Estimated federal and state income taxes are recorded at a combined rate of 38.5% in 1996 and 38.8% in 1997.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHYCOR, INC.


                                    By: /s/  John K. Crawford
                                        ---------------------------------------
                                             John K. Crawford
                                             Executive Vice President and Chief
                                             Financial Officer




Date:  March 21, 1998